SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 7, 2004
                        (Date of earliest event reported)

Commission   Registrant; State of Incorporation;         I.R.S. Employer
File Number  Address; and Telephone Number               Identification
                                                         No. 73-0410895
0-343        PUBLIC SERVICE COMPANY OF OKLAHOMA
             (An Oklahoma Corporation)
             1 Riverside Plaza
             Columbus, Ohio 43215
             Telephone (614) 716-1000


Item 5.     Other Events and Regulation FD Disclosure.

On June 2, 2004, Public Service Company of Oklahoma (the "Company") entered into an Underwriting Agreement with Lehman Brothers Inc., as representative of the underwriters named therein, relating to the offering and sale by the Company of $50,000,000 of its 4.70% Senior Notes, Series D, due 2009 (the "Notes").

Item 7.     Financial Statements and Exhibits

(c)   Exhibits

    1(a) Underwriting Agreement, dated June 2, 2004, between the Company and Lehman Brothers Inc., as representative of the underwriters named in
          Exhibit 1 thereto, in connection with the sale of the Notes.

    4(a) Fourth Supplemental Indenture, between the Company and The Bank of New York, as trustee, dated June 7, 2004, establishing the terms of the Notes.

    4(b)  Form of the Notes (included in Exhibit 4(a) hereto).

    5(a) Opinion of Simpson Thacher & Bartlett LLP regarding the legality of the Notes.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                       PUBLIC SERVICE COMPANY OF OKLAHOMA


                          By:/s/ Thomas G. Berkemeyer
                               Assistant Secretary

June 7, 2004


                                  EXHIBIT INDEX

Exhibit Number                            Description

1(a) Underwriting Agreement, dated June 2, 2004, between the Company and Lehman Brothers, Inc., as representative of the underwriters named in Exhibit 1 thereto, in connection with the sale of the Notes.

4(a) Fourth Supplemental Indenture, between the Company and The Bank of New York, as trustee, dated June 7, 2004, establishing the terms of the Notes.

4(b)                    Form of the Notes (included in Exhibit 4(a) hereto).

5(a) Opinion of Simpson Thacher & Bartlett LLP regarding the legality of the Notes.



                                                                   Exhibit 1(a)

                       PUBLIC SERVICE COMPANY OF OKLAHOMA

                             Underwriting Agreement

                               Dated June 2, 2004

      AGREEMENT made between PUBLIC SERVICE COMPANY OF OKLAHOMA, a corporation organized and existing under the laws of the State of Oklahoma (the Company), and the several persons, firms and corporations (the Underwriters) named in
Exhibit 1 hereto.

                                   WITNESSETH:

      WHEREAS, the Company proposes to issue and sell $50,000,000 principal amount of its 4.70% Senior Notes, Series D, due 2009 (the Senior Notes) to be issued pursuant to the Indenture dated as of November 1, 2000, between the Company and The Bank of New York, as trustee (the Trustee), as heretofore supplemented and amended and as to be further supplemented and amended (said Indenture as so supplemented being hereafter referred to as the Indenture); and

      WHEREAS, the Underwriters have designated the persons signing this Agreement (collectively the Representative) to execute this Agreement on behalf of the respective Underwriters and to act for the respective Underwriters in the manner provided in this Agreement; and

      WHEREAS, the Company has prepared and filed, in accordance with the provisions of the Securities Act of 1933, as amended (the Act), with the Securities and Exchange Commission (the Commission), a registration statement (File No. 333-114665) and a prospectus relating to $200,000,000 principal amount of its Unsecured Notes and such registration statement has become effective; and

      WHEREAS, such registration statement, including the financial statements, the documents incorporated or deemed incorporated therein by reference, the exhibits thereto, being herein called the Registration Statement, and the prospectus, including the documents incorporated or deemed incorporated therein by reference, constituting a part of such Registration Statement, as it may be last amended or supplemented prior to the date of this Agreement, but excluding any amendment or supplement relating solely to securities other than the Senior Notes, being herein called the Basic Prospectus, and the Basic Prospectus, as supplemented by a final prospectus supplement (the Prospectus Supplement) to include information relating to the Senior Notes, including the names of the Underwriters, the price and terms of the offering, the interest rate, maturity date and certain other information relating to the Senior Notes, which will be filed with the Commission pursuant to Rule 424(b) of the Commission's General Rules and Regulations under the Act (the Rules), including all documents then incorporated or deemed to have been incorporated therein by reference, being herein called the Prospectus.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, it is agreed between the parties as follows:

      1. Purchase and Sale: Upon the basis of the warranties and representations and on the terms and subject to the conditions herein set forth, the Company agrees to sell to the respective Underwriters named in Exhibit 1 hereto, severally and not jointly, and the respective Underwriters, severally and not jointly, agree to purchase from the Company, the respective principal amounts of the Senior Notes set opposite their names in Exhibit 1 hereto, together aggregating all of the Senior Notes, at a price equal to 99.332% of the principal amount thereof.

      2. Payment and Delivery: Payment for the Senior Notes shall be made to the Company in immediately available funds or in such other manner as the Company and the Representative shall mutually agree upon in writing, upon the delivery of the Senior Notes to the Representative for the respective accounts of the Underwriters against receipt therefor signed by the Representative on behalf of itself and for the other Underwriters. Such delivery shall be made at 10:00 A.M., New York Time, on June 7, 2004 (or on such later business day, not more than five business days subsequent to such day, as may be mutually agreed upon by the Company and the Representative), unless postponed in accordance with the provisions of Section 8 hereof, at the office of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, or at such other place as the Company and the Representative shall mutually agree in writing. The time at which payment and delivery are to be made is herein called the Time of Purchase.

      The delivery of the Senior Notes shall be made in fully registered form, registered in the name of CEDE & CO., to the offices of The Depository Trust Company in New York, New York and the Underwriters shall accept such delivery.

      3. Conditions of Underwriters' Obligations: The several obligations of the Underwriters hereunder are subject to the accuracy of the warranties and representations on the part of the Company on the date hereof and at the Time of Purchase and to the following other conditions:

            (a) That all legal proceedings to be taken and all legal opinions to be rendered in connection with the issue and sale of the Senior Notes shall be satisfactory in form and substance to Dewey Ballantine LLP, counsel to the Underwriters.

            (b) That, at the Time of Purchase, the Representative shall be furnished with the following opinions, dated the day of the Time of Purchase, with conformed copies or signed counterparts thereof for the other Underwriters, with such changes therein as may be agreed upon by the Company and the Representative with the approval of Dewey Ballantine LLP, counsel to the
Underwriters:

                  (1) Opinion of Simpson Thacher & Bartlett LLP and either of
            Thomas G. Berkemeyer, Esq. or William E. Johnson, Esq., counsel to the Company, substantially in the forms heretofore previously provided to the Underwriters; and

                  (2) Opinion of Dewey Ballantine LLP, counsel to the
            Underwriters, substantially in the form heretofore previously provided to the Underwriters.

            (c) That the Representative shall have received a letter from Deloitte & Touche LLP dated the day of the Time of Purchase in form and substance satisfactory to the Representative, dated as of the day of the Time of Purchase, (i) confirming that it is an independent registered public accounting firm within the meaning of the Act and the applicable published rules and regulations of the Commission thereunder; (ii) stating that in their opinion the financial statements audited by them and included or incorporated by reference in the Registration Statement complied as to form in all material respects with the then applicable accounting requirements of the Commission, including the applicable published rules and regulations of the Commission; and (iii) covering as of a date not more than five business days prior to the day of the Time of Purchase such other matters as the Representative reasonably requests.

            (d) That no amendment to the Registration Statement and that no prospectus or prospectus supplement of the Company (other than the prospectus or amendments, prospectuses or prospectus supplements relating solely to securities other than the Senior Notes) relating to the Senior Notes and no document which would be deemed incorporated in the Prospectus by reference filed subsequent to the date hereof and prior to the Time of Purchase shall contain material information substantially different from that contained in the Registration Statement which is unsatisfactory in substance to the Representative or unsatisfactory in form to Dewey Ballantine LLP, counsel to the Underwriters.

            (e) That, at the Time of Purchase, an appropriate order of the Oklahoma State Corporation Commission, necessary to permit the sale of the Senior Notes to the Underwriters, shall be in effect; and that, prior to the Time of Purchase, no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act by the Commission or proceedings therefor initiated.

            (f) That, from the date hereof to the Time of Purchase, there shall not have been any material adverse change in the business, properties or financial condition of the Company from that set forth in the Prospectus (other than changes referred to in or contemplated by the Prospectus), and that the Company shall, at the Time of Purchase, have delivered to the Representative a certificate of an executive officer of the Company to the effect that, to the best of his knowledge, information and belief, there has been no such change.

            (g) That the Company shall have performed such of its obligations under this Agreement as are to be performed at or before the Time of Purchase by the terms hereof.

      4. Certain Covenants of the Company: In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

            (a) As soon as practicable, and in any event within the time prescribed by Rule 424 under the Act, to file the Prospectus with the Commission; as soon as the Company is advised thereof, to advise the Representative and confirm the advice in writing of any request made by the Commission for amendments to the Registration Statement or Prospectus or for additional information with respect thereto or of the entry of a stop order suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceedings for that purpose and, if such a stop order should be entered by the Commission, to make every reasonable effort to obtain the prompt lifting or removal thereof.

            (b) To deliver to the Underwriters, without charge, as soon as practicable (and in any event within 24 hours after the date hereof), and from time to time thereafter during such period of time (not exceeding nine months) after the date hereof as they are required by law to deliver a prospectus, as many copies of the Prospectus (as supplemented or amended if the Company shall have made any supplements or amendments thereto, other than supplements or amendments relating solely to securities other than the Senior Notes) as the Representative may reasonably request; and in case any Underwriter is required to deliver a prospectus after the expiration of nine months after the date hereof, to furnish to any Underwriter, upon request, at the expense of such Underwriter, a reasonable quantity of a supplemental prospectus or of supplements to the Prospectus complying with Section 10(a)(3) of the Act.

            (c) To furnish to the Representative a copy, certified by the Secretary or an Assistant Secretary of the Company, of the Registration Statement as initially filed with the Commission and of all amendments thereto (exclusive of exhibits), other than amendments relating solely to securities other than the Senior Notes and, upon request, to furnish to the Representative sufficient plain copies thereof (exclusive of exhibits) for distribution to the other Underwriters.

            (d) For such period of time (not exceeding nine months) after the date hereof as they are required by law to deliver a prospectus, if any event shall have occurred as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not contain any untrue statement of a material fact or not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, forthwith to prepare and furnish, at its own expense, to the Underwriters and to dealers (whose names and addresses are furnished to the Company by the Representative) to whom principal amounts of the Senior Notes may have been sold by the Representative for the accounts of the Underwriters and, upon request, to any other dealers making such request, copies of such amendments to the Prospectus or supplements to the Prospectus.

            (e) As soon as practicable, the Company will make generally available to its security holders and to the Underwriters an earnings statement or statement of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

            (f) To use its best efforts to qualify the Senior Notes for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Representative may designate within six months after the date hereof and itself to pay, or to reimburse the Underwriters and their counsel for, reasonable filing fees and expenses in connection therewith in an amount not exceeding $3,500 in the aggregate (including filing fees and expenses paid and incurred prior to the date hereof), provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process or to file annual reports or to comply with any other requirements deemed by the Company to be unduly burdensome.

            (g) To pay all expenses, fees and taxes (other than transfer taxes on resales of the Senior Notes by the respective Underwriters) in connection with the issuance and delivery of the Senior Notes except that the Company shall be required to pay the fees and disbursements (other than disbursements referred to in paragraph (f) of this Section 4) of counsel to the Underwriters only in the events provided in paragraph (h) of this Section 4 and paragraph (a) of
Section 7, the Underwriters hereby agreeing to pay such fees and disbursements in any other event.

            (h) If the Underwriters shall not take up and pay for the Senior Notes due to the failure of the Company to comply with any of the conditions specified in Section 3 hereof, or, if this Agreement shall be terminated in accordance with the provisions of Section 8 or 9 hereof, to pay the fees and disbursements of Dewey Ballantine LLP, counsel to the Underwriters, and, if the Underwriters shall not take up and pay for the Senior Notes due to the failure of the Company to comply with any of the conditions specified in Section 3 hereof, to reimburse the Underwriters for their reasonable out-of-pocket expenses, in an aggregate amount not exceeding a total of $10,000, incurred in connection with the financing contemplated by this Agreement.

            (i) The Company will timely file any certificate required by Rule 52 under the Public Utility Holding Company Act of 1935, as amended (the 1935 Act) in connection with the sale of the Senior Notes.

            (j) During the period from the date hereof and continuing to and including the earlier of (i) the date which is after the Time of Purchase on which the distribution of the Senior Notes ceases, as determined by the Representative in its sole discretion, and (ii) the date which is 30 days after the Time of Purchase, the Company agrees not to offer, sell, contract to sell or otherwise dispose of any Senior Notes of the Company or any substantially similar securities of the Company without the consent of the Representative.

      5. Warranties of the Company: The Company represents and warrants to, and agrees with, you as set forth below:

            (a) the Registration Statement on its effective date complied with the applicable provisions of the Act and the rules and regulations of the Commission and the Registration Statement at its effective date did not, and at the Time of Purchase will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Basic Prospectus on the date of this Agreement and the Prospectus when first filed in accordance with Rule 424(b) complies, and at the Time of Purchase the Prospectus will comply, with the applicable provisions of the Act and the Trust Indenture Act of 1939, as amended (the Trust Indenture Act), and the rules and regulations of the Commission, the Basic Prospectus on the date of this Agreement and the Prospectus when first filed in accordance with Rule 424(b) under the Act do not, and the Prospectus at the Time of Purchase will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to any statements or omissions made in the Registration Statement, the Basic Prospectus or the Prospectus in reliance upon and in conformity with information furnished in writing to the Company by, or through the Representative on behalf of, any Underwriter expressly for use in the Registration Statement, the Basic Prospectus or Prospectus, or to any statements in or omissions from that part of the Registration Statement that shall constitute the Statement of Eligibility under the Trust Indenture Act of any indenture trustee under an indenture of the Company.

            (b) As of the Time of Purchase, the Indenture will have been duly authorized by the Company and duly qualified under the Trust Indenture Act and, when executed and delivered by the Trustee and the Company, will constitute a legal, valid and binding instrument enforceable against the Company in accordance with its terms and such Senior Notes will have been duly authorized, executed, authenticated and, when paid for by the purchasers thereof, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture, except as the enforceability thereof may be limited by bankruptcy, insolvency, or other similar laws affecting the enforcement of creditors' rights in general, and except as the availability of the remedy of specific performance is subject to general principles of equity (regardless of whether such remedy is sought in a proceeding in equity or at law), and by an implied covenant of good faith and fair dealing.

            (c) The documents incorporated by reference in the Registration Statement or Prospectus, when they were filed with the Commission, complied in all material respects with the applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, and as of such time of filing, when read together with the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise referred to or contemplated therein, there has been no material adverse change in the business, properties or financial condition of the Company.

            (e) This Agreement has been duly authorized, executed and delivered by the Company.

            (f) The consummation by the Company of the transactions contemplated herein is not in violation of its charter or bylaws, will not result in the violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court having jurisdiction over the Company or its properties, and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company or materially adverse to the transactions contemplated by this Agreement.)

            (g) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale by the Company of the Senior Notes or the transactions by the Company contemplated in this Agreement, except (A) such as may be required under the Act or the rules and regulations thereunder; (B) such as may be required under the 1935 Act; (C) the qualification of the Indenture under the Trust Indenture Act;
(D) the approval of the Oklahoma State Corporation Commission; and (E) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "blue sky" laws.

            (h) The consolidated financial statements of the Company and its consolidated subsidiaries together with the notes thereto, included or incorporated by reference in the Prospectus present fairly the financial position of the Company at the dates or for the periods indicated; said consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles applied, apart from reclassifications disclosed therein, on a consistent basis throughout the periods involved; and the selected consolidated financial information of the Company included in the Prospectus presents fairly the information shown therein and has been compiled, apart from reclassifications disclosed therein, on a basis consistent with that of the audited financial statements of the Company included or incorporated by reference in the Prospectus.

            (i) There is no pending action, suit, investigation, litigation or proceeding, including, without limitation, any environmental action, affecting the Company before any court, governmental agency or arbitration that is reasonably likely to have a material adverse effect on the business, properties, financial condition or results of operations of the Company, except as disclosed in the Prospectus.

      The Company's covenants, warranties and representations contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any person, and shall survive the delivery of and payment for the Senior Notes hereunder.

      6. Warranties of Underwriters: Each Underwriter warrants and represents that the information furnished in writing to the Company through the Representative for use in the Registration Statement, in the Basic Prospectus, in the Prospectus, or in the Prospectus as amended or supplemented is correct as to such Underwriter. The warranties and representations of such Underwriter contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or other person, and shall survive the delivery of and payment for the Senior Notes hereunder.

      7. Indemnification and Contribution:

            (a) To the extent permitted by law, the Company agrees to indemnify and hold you harmless, your officers, members and directors and each person, if any, who controls you within the meaning of Section 15 of the Act, against any and all losses, claims, damages or liabilities, joint or several, to which you, they or any of you or them may become subject under the Act or otherwise, and to reimburse you and such controlling person or persons, if any, for any legal or other expenses incurred by you or them in connection with defending any action, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any alleged untrue statement or untrue statement of a material fact contained in the Registration Statement, in the Basic Prospectus (if used prior to the date of this Agreement), or in the Prospectus, or if the Company shall furnish or cause to be furnished to you any amendments or any supplements to the Prospectus, in the Prospectus as so amended or supplemented except to the extent that such amendments or supplements relate solely to securities other than the Senior Notes (provided that if such Prospectus or such Prospectus, as amended or supplemented, is used after the period of time referred to in Section 4(b) hereof, it shall contain such amendments or supplements as the Company deems necessary to comply with Section 10(a) of the Act), or arise out of or are based upon any alleged omission or omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such alleged untrue statement or omission, or untrue statement or omission which was made in the Registration Statement, in the Basic Prospectus or in the Prospectus, or in the Prospectus as so amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by or through the Representative expressly for use therein or with any statements in or omissions from that part of the Registration Statement that shall constitute the Statement of Eligibility under the Trust Indenture Act of any indenture trustee under an indenture of the Company, and except that this indemnity shall not inure to your benefit (or of any person controlling you) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Senior Notes to any person if such loss arises from the fact that a copy of the Prospectus, as the same may then be supplemented or amended to the extent such Prospectus was provided to you by the Company (excluding, however, any document then incorporated or deemed incorporated therein by reference), was not sent or given by you to such person with or prior to the written confirmation of the sale involved and the alleged omission or alleged untrue statement or omission or untrue statement was corrected in the Prospectus as supplemented or amended at the time of such confirmation, and such Prospectus, as amended or supplemented, was timely delivered to you by the Company. You agree promptly after the receipt by you of written notice of the commencement of any action in respect to which indemnity from the Company on account of its agreement contained in this Section 7(a) may be sought by you, or by any person controlling you, to notify the Company in writing of the commencement thereof, but your omission so to notify the Company of any such action shall not release the Company from any liability which it may have to you or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 7(a). In case any such action shall be brought against you or any such person controlling you and you shall notify the Company of the commencement thereof, as above provided, the Company shall be entitled to participate in, and, to the extent that it shall wish, including the selection of counsel (such counsel to be reasonably acceptable to the indemnified party), to direct the defense thereof at its own expense. In case the Company elects to direct such defense and select such counsel (hereinafter, Company's counsel), you or any controlling person shall have the right to employ your own counsel, but, in any such case, the fees and expenses of such counsel shall be at your expense unless (i) the Company has agreed in writing to pay such fees and expenses or (ii) the named parties to any such action (including any impleaded parties) include both you or any controlling person and the Company and you or any controlling person shall have been advised by your counsel that a conflict of interest between the Company and you or any controlling person may arise (and the Company's counsel shall have concurred in good faith with such advice) and for this reason it is not desirable for the Company's counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for you or any controlling person (plus any local counsel retained by you or any controlling person in their reasonable judgment), which firm (or firms) shall be designated in writing by you or any controlling person).

            (b) Each Underwriter agrees, to the extent permitted by law, severally and not jointly, to indemnify, hold harmless and reimburse the Company, its directors and such of its officers as shall have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act, to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 7(a) hereof, but only with respect to untrue statements or alleged untrue statements or omissions or alleged omissions made in the Registration Statement, or in the Basic Prospectus, or in the Prospectus, or in the Prospectus as so amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by the Representative on behalf of such Underwriter expressly for use therein. The Company agrees promptly after the receipt by it of written notice of the commencement of any action in respect to which indemnity from you on account of your agreement contained in this Section 7(b) may be sought by the Company, or by any person controlling the Company, to notify you in writing of the commencement thereof, but the Company's omission so to notify you of any such action shall not release you from any liability which you may have to the Company or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 7(b).

            (c) If recovery is not available or insufficient under Section 7(a) or 7(b) hereof for any reason other than as specified therein, the indemnified party shall be entitled to contribution for any and all losses, claims, damages, liabilities and expenses for which such indemnification is so unavailable or insufficient under this Section 7(c). In determining the amount of contribution to which such indemnified party is entitled, there shall be considered the portion of the proceeds of the offering of the Senior Notes realized, the relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any equitable considerations appropriate under the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) without reference to the considerations called for in the previous sentence. No Underwriter or any person controlling such Underwriter shall be obligated to contribute any amount or amounts hereunder which in the aggregate exceeds the total price of the Senior Notes purchased by such Underwriter under this Agreement, less the aggregate amount of any damages which such Underwriter and its controlling persons have otherwise been required to pay in respect of the same claim or any substantially similar claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. An Underwriter's obligation to contribute under this Section 7 is in proportion to its purchase obligation and not joint with any other Underwriter.

            (d) No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such indemnified party.

            (e) In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.

      The agreements contained in this Section 7 hereof shall remain in full force and effect regardless of any investigation made by or on behalf of any person, and shall survive the delivery of and payment for the Senior Notes hereunder.

      8. Default of Underwriters: If any Underwriter under this Agreement shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the principal amount of Senior Notes which it has agreed to purchase and pay for hereunder, and the aggregate principal amount of Senior Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Senior Notes, the other Underwriters shall be obligated severally in the proportions which the amounts of Senior Notes set forth opposite their names in Exhibit 1 hereto bear to the aggregate principal amount of Senior Notes set forth opposite the names of all such non-defaulting Underwriters, to purchase the Senior Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on the terms set forth herein; provided that in no event shall the principal amount of Senior Notes which any Underwriter has agreed to purchase pursuant to Section 1 hereof be increased pursuant to this Section 8 by an amount in excess of one-ninth of such principal amount of Senior Notes without the written consent of such Underwriter. If any Underwriter or Underwriters shall fail or refuse to purchase Senior Notes and the aggregate principal amount of Senior Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Senior Notes then this Agreement shall terminate without liability on the part of any non-defaulting Underwriter; provided, however, that the non-defaulting Underwriters may agree, in their sole discretion, to purchase the Senior Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on the terms set forth herein. In the event of any such termination, the Company shall not be under any liability to any Underwriter (except to the extent, if any, provided in Section 4(h) hereof), nor shall any Underwriter (other than an Underwriter who shall have failed or refused to purchase the Senior Notes without some reason sufficient to justify, in accordance with the terms hereof, its termination of its obligations hereunder) be under any liability to the Company or any other Underwriter.

      Nothing herein contained shall release any defaulting Underwriter from its liability to the Company or any non-defaulting Underwriter for damages occasioned by its default hereunder.

      9. Termination of Agreement by the Underwriters: This Agreement may be terminated at any time prior to the Time of Purchase by the Representative if, after the execution and delivery of this Agreement and prior to the Time of Purchase, in the Representative's reasonable judgment, the Underwriters' ability to market the Senior Notes shall have been materially adversely affected because:

                  (i) trading in securities on the New York Stock Exchange shall have been generally suspended by the Commission or by the New York Stock Exchange or trading in the securities of the Company shall have been suspended by the New York Stock Exchange, or

                  (ii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other national or international calamity or crisis, or

                  (iii) a general banking moratorium shall have been declared by Federal or New York State authorities, or

                  (iv) there shall have been any decrease in the ratings of the Company's debt securities by Moody's Investors Services, Inc. (Moody's) or Standard & Poor's Ratings Group (S&P) or either Moody's or S&P shall publicly announce that it has such debt securities under consideration for possible downgrade.

      If the Representative elects to terminate this Agreement, as provided in this Section 9, the Representative will promptly notify the Company by telephone or by telex or facsimile transmission, confirmed in writing. If this Agreement shall not be carried out by any Underwriter for any reason permitted hereunder, or if the sale of the Senior Notes to the Underwriters as herein contemplated shall not be carried out because the Company is not able to comply with the terms hereof, the Company shall not be under any obligation under this Agreement and shall not be liable to any Underwriter or to any member of any selling group for the loss of anticipated profits from the transactions contemplated by this Agreement (except that the Company shall remain liable to the extent provided in Section 4(h) hereof) and the Underwriters shall be under no liability to the Company nor be under any liability under this Agreement to one another.

      10. Notices: All notices hereunder shall, unless otherwise expressly provided, be in writing and be delivered at or mailed to the following addresses or by telex or facsimile transmission confirmed in writing to the following addresses: if to the Underwriters, to the Representative at Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Debt Capital Markets, Power Group (fax 212-526-0943) with a copy to the General Counsel at the same address, and, if to the Company, to Public Service Company of Oklahoma, c/o American Electric Power Service Corporation, 1 Riverside Plaza, Columbus, Ohio 43215, Attention: General Counsel, (fax 614-716-1687).

      11. Parties in Interest: The agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company (including the directors thereof and such of the officers thereof as shall have signed the Registration Statement), the controlling persons, if any, referred to in Section 7 hereof, and their respective successors, assigns, executors and administrators, and no other person shall acquire or have any right under or by the virtue of this Agreement.

      12. Definition of Certain Terms: If there be two or more persons, firms or corporations named in Exhibit 1 hereto, the term "Underwriters", as used herein, shall be deemed to mean the several persons, firms or corporations, so named (including the Representative herein mentioned, if so named) and the term "Representative", as used herein, shall be deemed to mean the representative or representatives designated by, or in the manner authorized by, the Underwriters. All obligations of the Underwriters hereunder are several and not joint. If there shall be only one person, firm or corporation named in Exhibit 1 hereto, the term "Underwriters" and the term "Representative", as used herein, shall mean such person, firm or corporation. The term "successors" as used in this Agreement shall not include any purchaser, as such purchaser, of any of the Senior Notes from any of the respective Underwriters.

      13. Conditions of the Company's Obligations: The obligations of the Company hereunder are subject to the Underwriters' performance of their obligations hereunder, and the further condition that at the Time of Purchase the Oklahoma State Corporation Commission shall have issued an appropriate order, and such order shall remain in full force and effect, authorizing the transactions contemplated hereby.

      14. Applicable Law: This Agreement will be governed and construed in accordance with the laws of the State of New York.

      15. Execution of Counterparts: This Agreement may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, on the date first above written.

                                    PUBLIC SERVICE COMPANY OF OKLAHOMA


                                    By:_/s/ Stephen P. Smith_______
                                          Stephen P. Smith
                                              Treasurer

LEHMAN BROTHERS INC.


By:_/s/ Nancy A. McAllister____
Name:       Nancy McAllister
Title:      Managing Director

as Representative and on behalf of
the Underwriters named in Exhibit 1 hereto


                                    EXHIBIT 1

                                                Principal Amount
      Underwriter                                 of Senior Notes

Lehman Brothers Inc.                                 $45,000,000
Greenwich Capital Markets, Inc.                        5,000,000
                                                   -------------
                                                     $50,000,000



                                                                    Exhibit 4(a)


                       PUBLIC SERVICE COMPANY OF OKLAHOMA


                                       and


                              THE BANK OF NEW YORK,
                                   AS TRUSTEE




                          FOURTH SUPPLEMENTAL INDENTURE

                            Dated as of June 7, 2004


                          Supplemental to the Indenture
                          dated as of November 1, 2000


                     4.70% Senior Notes, Series D, due 2009


      FOURTH SUPPLEMENTAL INDENTURE, dated as of June 7, 2004, between PUBLIC SERVICE COMPANY OF OKLAHOMA, a corporation duly organized and existing under the laws of the State of Oklahoma (the "Company"), and THE BANK OF NEW YORK, a New York banking corporation organized and existing under the laws of the State of New York, as Trustee under the Original Indenture referred to below (the "Trustee").

                             RECITALS OF THE COMPANY

      The Company has heretofore executed and delivered to the Trustee an indenture dated as of November 1, 2000 (the "Original Indenture"), to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness (the "Senior Notes"), the form and terms of which are to be established as set forth in Section 201 and 301 of the Original Indenture.

      Section 901 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into indentures supplemental to the Original Indenture for, among other things, the purpose of establishing the form and terms of the Senior Notes of any series as permitted in Sections 201 and 301 of the Original Indenture.

      The Company desires to create a series of the Senior Notes in an aggregate principal amount of $50,000,000 to be designated the "4.70% Senior Notes, Series D, due 2009" (the "4.70% Senior Notes"), and all action on the part of the Company necessary to authorize the issuance of the 4.70% Senior Notes under the Original Indenture and this Fourth Supplemental Indenture has been duly taken.

      All acts and things necessary to make the 4.70% Senior Notes, when executed by the Company and completed, authenticated and delivered by the Trustee as provided in the Original Indenture and this Fourth Supplemental Indenture, the valid and binding obligations of the Company and to constitute these presents a valid and binding supplemental indenture and agreement according to its terms, have been done and performed.

      NOW, THEREFORE, THIS FOURTH SUPPLEMENTAL INDENTURE WITNESSETH:

      That in consideration of the premises and of the acceptance and purchase of the 4.70% Senior Notes by the Holders thereof and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of the Holders of the 4.70% Senior Notes, as follows:

                                   ARTICLE ONE
                                   Definitions

      The use of the terms and expressions herein is in accordance with the definitions, uses and constructions contained in the Original Indenture and the form of the Global Security attached hereto as Exhibit A.

                                   ARTICLE TWO
                  Terms and Issuance of the 4.70% Senior Notes

SECTION 201.      Issue of 4.70% Senior Notes

      A series of Senior Notes which shall be designated the "4.70% Senior Notes, Series D, due 2009" shall be executed, authenticated and delivered from time to time in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of, the Original Indenture and this Fourth Supplemental Indenture (including the form of Global Security set forth in Exhibit A hereto). The aggregate principal amount of the 4.70% Senior Notes, which may be authenticated and delivered under this Fourth Supplemental Indenture shall not, except as permitted by the provisions of the Original Indenture, exceed $50,000,000.

SECTION 202.      Form of 4.70% Senior Notes, Incorporation of Terms

      The 4.70% Senior Notes shall be substantially in the form of the Global Security attached hereto as Exhibit A. The terms of such 4.70% Senior Notes are herein incorporated by reference and are part of this Fourth Supplemental Indenture.

SECTION 203.      Depositary for Global Securities

      The Depositary for any Global Securities of the series of which this 4.70% Senior Note is a part shall be The Depository Trust Company in The City of New York.

SECTION 204.      Restrictions on Liens

      The covenant contained in Section 1007 of the Original Indenture shall not be applicable to the 4.70% Senior Notes.

      So long as any of the 4.70% Senior Notes are outstanding, the Company will not create or suffer to be created or to exist any additional mortgage, pledge, security interest, or other lien (collectively "Liens") on any of its utility properties or tangible assets now owned or hereafter acquired to secure any indebtedness for borrowed money ("Secured Debt"), without providing that the 4.70% Senior Notes will be similarly secured. This restriction does not apply to the Company's subsidiaries, nor will it prevent any of them from creating or permitting to exist Liens on their property or assets to secure any Secured Debt. Further, this restriction on Secured Debt does not apply to the Company's existing first mortgage bonds that have previously been issued under its Mortgage and Deed of Trust, dated July 1, 1945, between the Company and Liberty Bank and Trust Company of Tulsa, National Association, as successor to The First National Bank and Trust Company of Tulsa, as Trustee or any indenture supplemental thereto; provided that this restriction will apply to future issuances thereunder (other than issuances of refunding first mortgage bonds). In addition, this restriction does not prevent the creation or existence of:

      (a) Liens on property existing at the time of acquisition or construction of such property (or created within one year after completion of such acquisition or construction), whether by purchase, merger, construction or otherwise, or to secure the payment of all or any part of the purchase price or construction cost thereof, including the extension of any Liens to repairs, renewals, replacements, substitutions, betterments, additions, extensions and improvements then or thereafter made on the property subject thereto;

      (b) Financing of the Company's accounts receivable for electric service;

      (c) Any extensions, renewals or replacements (or successive extensions, renewals or replacements), in whole or in part, of liens permitted by the foregoing clauses; and

      (d) The pledge of any bonds or other securities at any time issued under any of the Secured Debt permitted by the above clauses.

      In addition to the permitted issuances above, Secured Debt not otherwise so permitted may be issued in an amount that does not exceed 15% of Net Tangible Assets as defined below.

      "Net Tangible Assets" means the total of all assets (including revaluations thereof as a result of commercial appraisals, price level restatement or otherwise) appearing on the Company's balance sheet, net of applicable reserves and deductions, but excluding goodwill, trade names, trademarks, patents, unamortized debt discount and all other like intangible assets (which term shall not be construed to include such revaluations), less the aggregate of the Company's current liabilities appearing on such balance sheet. For purposes of this definition, the Company's balance sheet does not include assets and liabilities of its subsidiaries.

      This restriction also does not apply to or prevent the creation or existence of leases made, or existing on property acquired, in the ordinary course of business.

SECTION 205.      Place of Payment

      The Place of Payment in respect of the 4.70% Senior Notes will be at the principal office or place of business of the Trustee or its successor in trust under the Indenture, which, at the date hereof, is located at 101 Barclay Street, New York, NY 10281, Attention: Corporate Trust Department.

SECTION 206.      Sinking Funds.

      Article Twelve of the Indenture shall not apply to the 4.70% Senior Notes.

SECTION 207.      Redemption

      The 4.70% Senior Notes shall be redeemable at the option of the Company, in whole at any time or in part from time to time, upon not less than thirty but not more than sixty days' previous notice given by mail to the registered owners of the 4.70% Senior Notes at a redemption price equal to the greater of (i) 100% of the principal amount of the 4.70% Senior Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the 4.70% Senior Notes being redeemed (excluding the portion of any such interest accrued to the date of redemption) discounted (for purposes of determining present value) to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points, plus, in each case, accrued interest thereon to the date of redemption.

            "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the 4.70% Senior Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

            "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U. S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such third Business Day, the Reference Treasury Dealer Quotation for such redemption date.

            "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company and reasonably acceptable to the Trustee.

            "Reference Treasury Dealer" means a primary U.S. government securities dealer in New York City selected by the Company and reasonably acceptable to the Trustee.

            "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at or before 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

            "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

                                  ARTICLE THREE
                                  Miscellaneous

SECTION 301.      Execution as Supplemental Indenture

      This Fourth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this Fourth Supplemental Indenture forms a part thereof.

SECTION 302.      Conflict with Trust Indenture Act

      If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Fourth Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

SECTION 303.      Effect of Headings

      The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

SECTION 304.      Successors and Assigns

      All covenants and agreements by the Company in this Fourth Supplemental Indenture shall bind its successors and assigns, whether so expressed or not.

SECTION 305.      Separability Clause

      In case any provision in this Fourth Supplemental Indenture or in the 4.70% Senior Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 306.      Benefits of Fourth Supplemental Indenture

      Nothing in this Fourth Supplemental Indenture or in the 4.70% Senior Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Fourth Supplemental Indenture.

SECTION 307.      Execution and Counterparts

      This Fourth Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed and attested, all as of the day and year first above written.


                       PUBLIC SERVICE COMPANY OF OKLAHOMA


                        By:_/s/ Stephen P. Smith_________
                                Stephen P. Smith
                                    Treasurer


Attest:


_/s/ Thomas G. Berkemeyer
      Assistant Secretary


                                   THE BANK OF NEW YORK, as Trustee


                                    By_/s/ Van K. Brown_____________
                                      Authorized Signatory


Attest:


_/s/ Michael Pitfick____
Name:  Michael Pitfick
Title: Assistant Vice President



STATE OF OHIO           )
                        : ss.:
COUNTY OF FRANKLIN      )


      On the 4th day of June, 2004, personally appeared before me, a Notary Public within and for said County in the State of Ohio, Stephen P. Smith and Thomas G. Berkemeyer, to me known and known to me to be respectively the Treasurer and Assistant Secretary of Public Service Company of Oklahoma, one of the corporations named in and which executed the foregoing instrument, who severally acknowledged that they did sign said instrument as such Treasurer and Assistant Secretary for and on behalf of said corporation and that the same is their free act and deed as such Treasurer and Assistant Secretary, respectively, and the free and corporate act and deed of said corporation.

      In witness whereof, I have hereunto set my hand notarial seal this 4th day of June, 2004.


                                    /s/ Mary M. Soltesz__________
                                    My Commission expires 7-13-04


STATE OF NEW YORK       )
                        : ss.:
COUNTY OF NEW YORK      )


      On the 7th day of June, 2004, personally appeared before me, a Notary Public within and for said County in the State of New York, Van K. Brown and Michael Pitfick, to me known and known to me to be respectively the Vice President and Assistant Vice President of The Bank of New York, one of the corporations named in and which executed the foregoing instrument, who severally acknowledged that they did sign said instrument as such Vice President and Assistant Vice President for and on behalf of said corporation and that the same is their free act and deed as such Vice President and Assistant Vice President, respectively, and the free and corporate act and deed of said corporation.

      In witness whereof, I have hereunto set my hand notarial seal this 7th day of June, 2004.


                                    __/s/ William J. Cassels_____
                                    Notary Public, State of New York
                                    No. 01CA5037739 Commission Expires 5-18-06



                                                                     Exhibit A

      This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the depositary or another nominee of the Depositary) may be registered except in limited circumstances.

      Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Public Service Company of Oklahoma or its agent for registration of transfer, exchange or payment, and any definitive certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the registered owner hereof, Cede & Co., has an interest herein.

No. R-1

                       PUBLIC SERVICE COMPANY OF OKLAHOMA
                     4.70% Senior Notes, Series D, due 2009

CUSIP No. 744533BF6                                                 $50,000,000

      PUBLIC SERVICE COMPANY OF OKLAHOMA, a corporation duly organized and existing under the laws of the State of Oklahoma (the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of FIFTY Million Dollars ($50,000,000) on June 15, 2009 (the "Final Maturity"), and to pay interest thereon from June 7, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 each year, commencing December 15, 2004, at the interest rate per annum specified above, until the principal amount shall have been paid or duly provided for. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

      The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the May 31 or November 30 (whether or not a Business
Day) immediately preceding the Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

      Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

      This Security has initially been issued in the form of a Global Security, and the Company has initially designated The Depository Trust Company (the "Depositary", which term shall include any successor depositary) as the depositary for this Security. For as long as this Security or any portion hereof is issued in such form, and notwithstanding the previous paragraph, all payments of interest, principal and other amounts in respect of this Security or portion thereof shall be made to the Depositary or its nominee in accordance with the Applicable Procedures in the coin or currency specified above and as further provided herein.

      This Security is one of a duly authorized issue of securities of the Company (the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of November 1, 2000, as amended and supplemented from time to time (the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Bank of New York, a New York banking corporation, as Trustee (the "Trustee", which term includes any successor trustee under the Indenture), as to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $50,000,000; provided, however, the aggregate principal amount hereof can be increased, without the consent of the Holder, as permitted by the provisions of the Original Indenture. The provisions of this Security, together with the provisions of the Indenture, shall govern the rights, obligations, duties and immunities of the Holder, the Company and the Trustee with respect to this Security, provided that, if any provision of this Security necessarily conflicts with any provision of the Indenture, the provision of this Security shall be controlling to the fullest extent permitted under the Indenture.

      The Securities of this Series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail to the Holders of such Securities at their addresses in the Security Register for such Series at the option of the Company, in whole or in part, from time to time at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes being redeemed and
(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (excluding the portion of any such interest accrued to the date of redemption) discounted (for purposes of determining present value) to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points, plus, in each case, accrued interest thereon to the date of redemption.

      "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

      "Comparable Treasury Price" means, with respect to any redemption date,
      (1) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (2) if such release (or any successor release) is not published or does not contain such prices on such third Business Day, the Reference Treasury Dealer Quotation for such redemption date.

      "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company and reasonably acceptable to the Trustee.

      "Reference Treasury Dealer" means a primary U. S. government securities dealer in New York City selected by the Company and reasonably acceptable to the Trustee.

      "Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at or before 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

      "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

      If notice has been given as provided in the Indenture and funds for redemption of any Securities (or any portion thereof) called for redemption shall have been made available on the Redemption Date referred to in such notice, such Securities (or any portion thereof) will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of such Securities will be to receive payment of the Redemption Price.

      In the event of redemption of this Security in part only, a new Security or Securities of this Series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

      The Securities of this series will not be subject to any sinking fund.

      If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

      Interest payments with respect to this Security will be computed and paid on the basis of a 360-day year of twelve 30-day months for the actual number of days elapsed.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each Series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

      No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

      This Security shall be exchangeable for Securities registered in the names of Persons other than the Depositary with respect to such series or its nominee only as provided in the Indenture. This Security shall be so exchangeable if (x) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such series or at any time ceases to be a clearing agency registered as such under the Exchange Act, (y) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable or (z) there shall have occurred and be continuing an Event of Default with respect to the Securities of such series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Depositary for such Global Security shall direct.

      As provided in the Indenture and subject to certain limitations therein set forth, the transfer of a Security of the series of which this Security is a part is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this Series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      The Securities of this Series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this Series are exchangeable for a like aggregate principal amount of Securities of this Series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

      No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      For so long as this Security is issued in the form of a Global Security, any notice to be given to the Holder of this Security shall be deemed to have been duly given to such Holder when given to the Depositary, or its nominee, in accordance with its Applicable Procedures. Neither the Company nor the Trustee will have any responsibility with respect to those policies and procedures or for any notices or other communications among the Depositary, its direct and indirect participants and the beneficial owners of this Security in global form.

      If at any time this Security is not represented by a Global Security, any notice to be given to the Holder of this Security shall be deemed to have been duly given to such Holder upon the mailing of such notice to the Holder at such Holder's address as it appears on the Security Register maintained by the Company or its agent as of the close of business preceding the day such notice is given.

      Neither the failure to give any notice nor any defect in any notice given to the Holder of this Security or any other Security of this series will affect the sufficiency of any notice given to another Holder of any Securities of this series.

      Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture provides that the Company, at its option, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer or exchange of Securities, replace stolen, lost or mutilated Securities, maintain paying agencies and hold moneys for payment in trust) or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company deposits, in trust, with the Trustee money or U.S. Government Obligations which, through the payment of interest thereon and principal thereof in accordance with their terms, will provide money, in an amount sufficient to pay all the principal of, and premium, if any, and interest, if any, on the Securities on the dates such payments are due in accordance with the terms of such Securities, and certain other conditions are satisfied.

      No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, organizer, member, limited partner, stockholder, officer or director, as such, past, present or future, of the Company or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

      This Security shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of law except Section 5-1401 of the New York General Obligations Law.

      All terms used in this Security which are defined in the Indenture shall have the meanings ascribed to them in the Indenture.

      Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, Public Service Company of Oklahoma has caused this instrument to be duly executed under its corporate seal.

                                    PUBLIC SERVICE COMPANY OF OKLAHOMA


                                    By______________________________________
                                         Stephen P. Smith
                                             Treasurer


      This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:  June 7, 2004                      THE BANK OF NEW YORK


                                    By ________________________________
                                          Authorized Signatory



FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE)

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(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
----------------------------------------------------------------
ASSIGNEE) the within Note and all rights thereunder, hereby
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irrevocably constituting and appointing such person attorney to
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transfer such Note on the books of the Issuer, with full
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power of substitution in the premises.

Dated:________________________            _________________________


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever and NOTICE: Signature(s) must be guaranteed by a financial institution that is a member of the Securities Transfer Agents Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange, Inc. Medallion Signature Program ("MSP").



                                                                  Exhibit 5(a)

                                                June 7, 2004
Public Service Company of Oklahoma
1 Riverside Plaza
Columbus, Ohio 43215

Ladies and Gentlemen:

            We have acted as counsel to Public Service Company of Oklahoma, an Oklahoma corporation (the "Company"), in connection with the Registration Statement on Form S-3 (Registration Statement No. 333-114665) (the "Registration Statement") filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), relating to $50,000,000 aggregate principal amount of Senior Notes, Series D, due 2009 (the "Senior Notes") issued under an Indenture, dated as of November 1, 2000 (the "Indenture"), between the Company and The Bank of New York, as Trustee (the "Trustee").

            We have examined the Registration Statement and the Indenture which has been filed with the Commission as an exhibit to the Registration Statement. We also have examined the originals, or duplicates or certified or conformed copies, of such corporate records, agreements, documents and other instruments and have made such other investigations as we have deemed relevant and necessary in connection with the opinions hereinafter set forth. As to questions of fact material to this opinion, we have relied upon certificates or comparable documents of public officials and of officers and representatives of the Company.

            In rendering the opinions set forth below, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies, and the authenticity of the originals of such latter documents. We also have assumed that: (1) the Indenture is the valid and legally binding obligation of the Trustee; and (2) the Company is validly existing under the laws of Oklahoma.

            We have assumed further that (1) the Company has duly authorized, executed and delivered the Indenture and (2) execution, delivery and performance by the Company of Indenture and the Unsecured Notes do not and will not violate the laws of Oklahoma or any other applicable laws (excepting the laws of the State of New York and the Federal laws of the United States).

            Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that assuming the due authentication of the Senior Notes by the Trustee, the Senior Notes constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effects of (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

            We do not express any opinion herein concerning any law other than the law of the State of New York and the Federal law of the United States.

            We hereby consent to the filing of this opinion letter as Exhibit 5(a) to the Registration Statement and to the use of our name under the caption "Legal Opinions" in the Prospectus included in the Registration Statement.

                                    Very truly yours,

                                    /s/ Simpson Thacher & Bartlett LLP

                                    SIMPSON THACHER & BARTLETT LLP